Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	June 30, 2012	December 31, 2011
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$20,955,231	$18,464,109
Held for investment, at amortized cost	1,000,024	2,644,206
Equity securities, available for sale, at fair value	61,441	62,845
Mortgage loans on real estate	2,732,093	2,823,047
Derivative instruments	476,699	273,314
Other investments	201,757	115,930
Total investments	25,427,245	24,383,451

Cash and cash equivalents	1,407,830	404,952
Coinsurance deposits	2,895,212	2,818,642
Accrued investment income	244,644	228,937
Deferred policy acquisition costs	1,677,770	1,683,857
Deferred sales inducements	1,253,583	1,242,787
Deferred income taxes	—	21,981
Income taxes recoverable	11,934	8,441
Other assets	215,384	81,671
Total assets	$33,133,602	$30,874,719

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$29,896,751	$28,118,716
Other policy funds and contract claims	434,142	400,594
Notes payable	303,595	297,608
Subordinated debentures	256,122	268,593
Deferred income taxes	29,808	—
Other liabilities	635,533	380,529
Total liabilities	31,555,951	29,466,040

Stockholders' equity:
Common stock	60,209	57,837
Additional paid-in capital	482,563	468,281
Unallocated common stock held by ESOP	(3,175)	(3,620)
Accumulated other comprehensive income	579,872	457,229
Retained earnings	458,182	428,952
Total stockholders' equity	1,577,651	1,408,679
Total liabilities and stockholders' equity	$33,133,602	$30,874,719

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues:
Traditional life and accident and health insurance premiums	$3,248	$3,289	$6,470	$6,205
Annuity product charges	21,908	19,892	41,301	36,854
Net investment income	320,259	296,878	647,169	589,006
Change in fair value of derivatives	(150,847)	(22,029)	108,314	126,624
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(611)	(854)	(6,687)	(2,047)
OTTI losses on investments:
Total OTTI losses	(375)	(113)	(2,156)	(5,213)
Portion of OTTI losses recognized from other comprehensive income	(603)	(2,116)	(1,703)	(3,587)
Net OTTI losses recognized in operations	(978)	(2,229)	(3,859)	(8,800)
Total revenues	192,979	294,947	792,708	747,842

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,250	2,499	4,367	4,394
Interest sensitive and index product benefits (b)	142,733	238,420	281,856	398,085
Amortization of deferred sales inducements	25,940	20,265	42,650	50,957
Change in fair value of embedded derivatives	(80,989)	(60,963)	278,077	67,340
Interest expense on notes payable	7,072	7,832	14,067	15,739
Interest expense on subordinated debentures	3,563	3,481	7,149	6,947
Interest expense on amounts due under repurchase agreements	—	1	—	5
Amortization of deferred policy acquisition costs	44,848	38,862	79,132	94,085
Other operating costs and expenses (c)	18,902	16,634	40,615	34,108
Total benefits and expenses	164,319	267,031	747,913	671,660
Income before income taxes	28,660	27,916	44,795	76,182
Income tax expense	9,901	9,642	15,565	26,565
Net income (b)	$18,759	$18,274	$29,230	$49,617

Earnings per common share (b)	$0.31	$0.31	$0.49	$0.84
Earnings per common share - assuming dilution (a) (b) (c)	$0.30	$0.28	$0.46	$0.77
Weighted average common shares outstanding:
Earnings per common share	59,943,337	59,504,119	59,821,937	59,343,959
Earnings per common share - assuming dilution	64,253,628	65,530,192	64,229,656	65,436,952

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust. The after tax cost of such interest was $257 and $258 for the three months ended June 30, 2012 and 2011, respectively, and $515 and $517 for the six months ended June 30, 2012 and 2011, respectively.

(b)
Six months ended June 30, 2011 includes an adjustment recorded in the first quarter 2011 to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million and increased net income, earnings per common share and earnings per common share - assuming dilution by $2.7 million, $0.05 per share and $0.04 per share, respectively.

(c)
Other operating costs and expenses for the three and six months ended June 30, 2012 includes $2.0 million and $5.0 million, respectively, of expense related to the impact of the prospective adoption (effective January 1, 2012) of revised accounting guidance for deferred policy acquisition costs. This revised accounting guidance requires the recognition of a current expense for certain costs which previously were capitalized and amortized over the expected life of the underlying policies. This change, including the impact on related amortization expense, reduced diluted earnings per share for the three and six months ended June 30, 2012 by $0.02 and $0.05, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Operating Income
Six months ended June 30, 2012 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$6,470	$—	$—	$6,470
Annuity product charges	41,301	—	—	41,301
Net investment income	647,169	—	—	647,169
Change in fair value of derivatives	108,314	—	(197,582)	(89,268)
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(6,687)	6,687	—	—
Net OTTI losses recognized in operations	(3,859)	3,859	—	—
Total revenues	792,708	10,546	(197,582)	605,672

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	4,367	—	—	4,367
Interest sensitive and index product benefits	281,856	—	—	281,856
Amortization of deferred sales inducements	42,650	1,322	22,637	66,609
Change in fair value of embedded derivatives	278,077	—	(285,489)	(7,412)
Interest expense on notes payable	14,067	—	—	14,067
Interest expense on subordinated debentures	7,149	—	—	7,149
Amortization of deferred policy acquisition costs	79,132	2,379	28,585	110,096
Other operating costs and expenses	40,615	—	—	40,615
Total benefits and expenses	747,913	3,701	(234,267)	517,347
Income before income taxes	44,795	6,845	36,685	88,325
Income tax expense	15,565	2,437	13,207	31,209
Net income	$29,230	$4,408	$23,478	$57,116

Earnings per common share	$0.49			$0.95
Earnings per common share - assuming dilution	$0.46			$0.90

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$100,903	$—	$100,903
Cost of money for fixed index annuities	(182,759)	—	(182,759)
Change in the difference between fair value and remaining option cost at beginning and end of period	190,170	(197,582)	(7,412)
	$108,314	$(197,582)	$(89,268)

Index credits included in interest credited to account balances	$101,340		$101,340

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Operating Income
Three months ended June 30, 2012 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,248	$—	$—	$3,248
Annuity product charges	21,908	—	—	21,908
Net investment income	320,259	—	—	320,259
Change in fair value of derivatives	(150,847)	—	85,683	(65,164)
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(611)	611	—	—
Net OTTI losses recognized in operations	(978)	978	—	—
Total revenues	192,979	1,589	85,683	280,251

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,250	—	—	2,250
Interest sensitive and index product benefits	142,733	—	—	142,733
Amortization of deferred sales inducements	25,940	(16)	7,217	33,141
Change in fair value of embedded derivatives	(80,989)	—	56,826	(24,163)
Interest expense on notes payable	7,072	—	—	7,072
Interest expense on subordinated debentures	3,563	—	—	3,563
Amortization of deferred policy acquisition costs	44,848	267	9,342	54,457
Other operating costs and expenses	18,902	—	—	18,902
Total benefits and expenses	164,319	251	73,385	237,955
Income before income taxes	28,660	1,338	12,298	42,296
Income tax expense	9,901	477	4,562	14,940
Net income	$18,759	$861	$7,736	$27,356

Earnings per common share	$0.31			$0.46
Earnings per common share - assuming dilution	$0.30			$0.43

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$50,041	$—	$50,041
Cost of money for fixed index annuities	(91,042)	—	(91,042)
Change in the difference between fair value and remaining option cost at beginning and end of period	(109,846)	85,683	(24,163)
	$(150,847)	$85,683	$(65,164)

Index credits included in interest credited to account balances	$50,682		$50,682

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Operating Income/Net Income
Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,248	$3,222	$2,820	$3,126	$3,289
Annuity product charges	21,908	19,393	18,930	20,405	19,892
Net investment income	320,259	326,910	324,272	305,502	296,878
Change in fair value of derivatives	(65,164)	(24,104)	(1,275)	12,411	69,316
Total revenues	280,251	325,421	344,747	341,444	389,375

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,250	2,117	1,588	1,888	2,499
Interest sensitive and index product benefits	142,733	139,123	154,440	223,232	238,420
Amortization of deferred sales inducements	33,141	33,468	31,521	24,279	30,866
Change in fair value of embedded derivatives	(24,163)	16,751	23,899	(41,447)	(8,723)
Interest expense on notes payable	7,072	6,995	7,910	7,984	7,832
Interest expense on subordinated debentures	3,563	3,586	3,542	3,488	3,481
Interest expense on amounts due under repurchase agreements	—	—	25	—	1
Amortization of deferred policy acquisition costs	54,457	55,639	53,525	42,197	53,815
Other operating costs and expenses (b)	18,902	21,713	17,518	15,903	16,634
Total benefits and expenses	237,955	279,392	293,968	277,524	344,825
Operating income before income taxes	42,296	46,029	50,779	63,920	44,550
Income tax expense	14,940	16,269	18,177	22,456	15,537
Operating income (a)	27,356	29,760	32,602	41,464	29,013
Net realized gains (losses) and net OTTI losses on investments, net of offsets	(861)	(3,547)	(5,616)	(8,988)	(1,278)
Net effect of derivatives and other index annuity, net of offsets	(7,736)	(15,742)	22,713	(45,544)	(9,461)
Net income (loss)	$18,759	$10,471	$49,699	$(13,068)	$18,274

Operating income per common share (a)	$0.46	$0.50	$0.55	$0.70	$0.48
Operating income per common share - assuming dilution (a)	$0.43	$0.46	$0.52	$0.67	$0.45
Earnings (loss) per common share	$0.31	$0.18	$0.83	$(0.22)	$0.31
Earnings (loss) per common share - assuming dilution (b)	$0.30	$0.16	$0.79	$(0.22)	$0.28

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	59,943	59,701	59,641	59,596	59,504
Earnings (loss) per common share - assuming dilution	64,254	65,930	63,582	62,698	65,530

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
Other operating costs and expenses for the second and first quarters of 2012 include $2.0 million and $3.0 million, respectively, of expense related to the impact of the prospective adoption (effective January 1, 2012) of revised accounting guidance for deferred policy acquisition costs. This revised accounting guidance requires the recognition of a current expense for certain costs which previously were capitalized and amortized over the expected life of the underlying policies. This change, including the impact on related amortization expense, reduced diluted earnings per share for the second and first quarters of 2012 by $0.02 and $0.03, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Capitalization/Book Value per Share

	June 30, 2012	December 31, 2011
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$303,595	$297,608
Subordinated debentures payable to subsidiary trusts	256,122	268,593
Total debt	559,717	566,201
Total stockholders’ equity	1,577,651	1,408,679
Total capitalization	2,137,368	1,974,880
Accumulated other comprehensive income (AOCI)	(579,872)	(457,229)
Total capitalization excluding AOCI (a)	$1,557,496	$1,517,651

Total stockholders’ equity	$1,577,651	$1,408,679
Accumulated other comprehensive income	(579,872)	(457,229)
Total stockholders’ equity excluding AOCI (a)	$997,779	$951,450

Common shares outstanding (b)	61,053,686	59,131,995

Book Value per Share: (c)
Book value per share including AOCI	$25.84	$23.82
Book value per share excluding AOCI (a)	$16.34	$16.09

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	19.5%	19.6%
Adjusted debt / Total capitalization	20.9%	22.3%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2012 - 1,139,702 shares; 2011 - 1,631,548 shares and exclude unallocated shares held by ESOP: 2012 - 294,770 shares; 2011 - 336,093 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Annuity Deposits by Product Type

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
Product Type	2012	2011	2012	2011	2011
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$533,633	$595,422	$1,021,760	$1,374,004	$2,839,295
Fixed Strategy	281,206	312,161	570,560	669,633	1,377,987
	814,839	907,583	1,592,320	2,043,637	4,217,282
Fixed Rate Annuities:
Single-Year Rate Guaranteed	21,141	34,036	55,628	80,889	169,304
Multi-Year Rate Guaranteed	39,232	85,592	160,897	162,639	397,925
Single premium immediate annuities	42,137	81,591	87,949	163,481	305,603
	102,510	201,219	304,474	407,009	872,832
Total before coinsurance ceded	917,349	1,108,802	1,896,794	2,450,646	5,090,114
Coinsurance ceded	32,668	70,331	131,447	136,208	326,531
Net after coinsurance ceded	$884,681	$1,038,471	$1,765,347	$2,314,438	$4,763,583

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at June 30, 2012:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.2	10.6	16.1%	$23,854,255	92.2%
Single-Year Fixed Rate Guaranteed Annuities	11.2	4.3	8.0%	1,437,315	5.6%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.3	1.9	4.7%	567,573	2.2%
Total	13.9	10.0	15.4%	$25,859,143	100.0%
(a) 53% of Net Account Value is no longer in multi-year rate guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$499,250	$496,379
0.0% < 2.0%	44,128	148,334
2.0% < 3.0%	184,841	173,419
3.0% < 4.0%	30,506	386,918
4.0% < 5.0%	65,340	249,169
5.0% < 6.0%	22,618	232,277
6.0% < 7.0%	132,121	200,692
7.0% < 8.0%	195,905	416,899
8.0% < 9.0%	190,939	651,210
9.0% < 10.0%	147,289	566,822
10.0% or greater	491,951	20,332,136
	$2,004,888	$23,854,255

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$995,629	—%
2012	184,214	1.94%
2013	502,638	2.54%
2014	550,237	3.91%
2015	587,903	5.74%
2016	840,927	7.24%
2017	990,706	8.30%
2018	854,810	10.56%
2019	600,849	11.16%
2020	942,256	12.62%
2021	1,244,520	14.33%
2022	1,485,184	16.06%
2023	3,833,205	18.71%
2024	4,154,497	19.12%
2025	3,170,014	19.09%
2026	2,210,593	19.22%
2027	1,926,587	19.76%
2028	772,796	19.99%
2029	11,578	20.00%
	$25,859,143	15.42%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$426,953	$555,439
› 0.0% - 0.25%	561,675	635,528
› 0.25% - 0.5%	152,778	200,484
› 0.5% - 1.0% (a)	336,063	1,140,674
› 1.0% - 1.5% (a)	131,747	38,812
› 1.5% - 2.0%	168,776	2,014
› 2.0% - 2.5%	4,724	—
› 2.5% - 3.0%	41,363	—
1.00% ultimate guarantee - 2.33% wtd avg interest rate (b)	6,058	—
1.50% ultimate guarantee - 1.86% wtd avg interest rate (b)	65,420	1,568,870
2.00% ultimate guarantee - 2.74% wtd avg interest rate (b)	109,331	—
2.25% ultimate guarantee - 2.79% wtd avg interest rate (b)	—	1,576,408
3.00% ultimate guarantee - 3.00% wtd avg interest rate (b)	—	3,167,172
Allocated to index strategies (see table that follows)	—	14,968,854
	$2,004,888	$23,854,255

(a)
$170,871 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $655,309 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Annuity Liability Characteristics

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$—	$1,835	$616,355	$54,213	$276,499
3% - 3.25%	801,573	—	—	—	—
4% - 5%	4,293	118,664	1,331,540	—	—
5% - 6%	—	6,360	1,975,726	—	—
6% - 7%	—	—	3,064,784	—	—
>= 7%	—	13,070	573,601	138,781	109,401

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$19	$333,220	$172,779	$181,434
< 20%	71,254	—	—	—
20% - 40%	57,349	476,472	—	—
40% - 60%	—	165,530	111,252	619
>= 60%	—	77,250	55,608	43,890

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1% (Dollars in thousands)
Current Cap
At minimum	$7,611
1.6% - 1.8%	1,039,472
2.0% - 2.4%	1,698,248
>= 2.4%	1,379,645

If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.67% based upon prices of options for the week ended July 18, 2012.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Spread Results

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
	2012	2011	2012	2011	2011
Reported Amounts
Average yield on invested assets	5.34%	5.78%	5.47%	5.87%	5.80%
Aggregate cost of money	2.64%	2.73%	2.66%	2.77%	2.77%
Aggregate investment spread	2.70%	3.05%	2.81%	3.10%	3.03%

Adjustments
Investment yield - temporary cash investments	0.27%	0.11%	0.21%	0.08%	0.07%
Investment yield - additional prepayment income	(0.03)%	—%	(0.05)%	—%	—%
Cost of money effect of (under) over hedging	(0.01)%	0.10%	—%	0.08%	0.06%

Adjusted Amounts
Average yield on invested assets	5.58%	5.89%	5.63%	5.95%	5.87%
Aggregate cost of money	2.63%	2.83%	2.66%	2.85%	2.83%
Aggregate investment spread	2.95%	3.06%	2.97%	3.10%	3.04%

Summary of Invested Assets

	June 30, 2012		December 31, 2011
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$5,214	—%	$4,678	—%
United States Government sponsored agencies	2,628,531	10.3%	4,368,053	17.9%
United States municipalities, states and territories	3,495,557	13.8%	3,333,383	13.7%
Foreign government obligations	46,186	0.2%	43,228	0.2%
Corporate securities	12,494,144	49.1%	10,192,293	41.8%
Residential mortgage backed securities	2,524,030	9.9%	2,703,290	11.1%
Other asset backed securities	761,593	3.0%	463,390	1.9%
Total fixed maturity securities	21,955,255	86.3%	21,108,315	86.6%
Equity securities	61,441	0.2%	62,845	0.2%
Mortgage loans on real estate	2,732,093	10.8%	2,823,047	11.6%
Derivative instruments	476,699	1.9%	273,314	1.1%
Other investments	201,757	0.8%	115,930	0.5%
	$25,427,245	100.0%	$24,383,451	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Credit Quality of Fixed Maturity Securities - June 30, 2012

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$14,797,333	67.4%	Aaa/Aa/A	$14,049,730	64.0%
2	6,758,202	30.9%	Baa	6,479,458	29.5%
3	359,550	1.6%	Ba	263,616	1.2%
4	30,224	0.1%	B	226,137	1.0%
5	5,783	—%	Caa and lower	829,464	3.8%
6	4,163	—%	In or near default	106,850	0.5%
	$21,955,255	100.0%		$21,955,255	100.0%

Watch List Securities - June 30, 2012

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$68,951	$(17,153)	$51,798	3 - 19
Industrial	38,887	(7,947)	30,940	11 - 22
	$107,838	$(25,100)	$82,738

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$491,262	$439,046	$544,008
Prime	1,033,851	985,064	1,034,048
Alt-A	43,998	44,614	45,732
	$1,569,111	$1,468,724	$1,623,788
OTTI has been recognized
Prime	$654,317	$578,529	$559,482
Alt-A	448,967	360,365	340,760
	$1,103,284	$938,894	$900,242
Total by collateral type
Government agency	$491,262	$439,046	$544,008
Prime	1,688,168	1,563,593	1,593,530
Alt-A	492,965	404,979	386,492
	$2,672,395	$2,407,618	$2,524,030
Total by NAIC designation
1	$2,272,920	$2,055,472	$2,193,086
2	329,707	290,504	273,991
3	65,544	58,905	54,948
6	4,224	2,737	2,005
	$2,672,395	$2,407,618	$2,524,030

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Fixed Maturity Securities by Sector

	June 30, 2012		December 31, 2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,683,354	$1,709,730	$1,784,485	$1,804,457
United States municipalities, states and territories	3,052,875	3,495,557	2,981,699	3,333,383
Foreign Government obligations	36,402	46,186	36,373	43,228
Corporate securities:
Consumer discretionary	1,121,361	1,253,702	885,834	992,042
Consumer staples	705,856	802,757	614,531	701,192
Energy	1,324,745	1,460,249	1,042,956	1,166,284
Financials	2,130,000	2,278,898	1,802,745	1,862,573
Health care	703,251	825,471	667,014	765,274
Industrials	1,262,058	1,417,701	1,029,933	1,151,961
Information technology	736,306	805,744	486,545	547,195
Materials	841,793	923,462	562,272	627,405
Military housing	5,328	5,471	5,331	5,482
Telecommunications	334,333	359,324	251,202	268,924
Utilities	1,974,719	2,256,774	1,727,993	1,988,764
Residential mortgage backed securities:
Government agency	439,046	544,008	449,720	547,987
Prime	1,563,593	1,593,530	1,738,702	1,761,890
Alt-A	404,979	386,492	429,518	393,413
Other asset backed securities:
Consumer discretionary	28,221	28,636	18,061	18,512
Consumer staples	34,887	36,508	5,000	5,038
Energy	8,322	8,282	8,338	8,680
Financials	393,679	396,862	160,994	162,892
Industrials	71,744	76,978	57,547	61,285
Military housing	150,759	160,090	142,903	152,549
Telecommunications	26,744	28,859	7,334	8,435
Utilities	7,334	8,791	14,762	17,221
Other	14,411	16,587	27,570	28,778
Redeemable preferred stock - financials	26,927	28,582	40,817	39,265
	$19,083,027	$20,955,231	$16,980,179	$18,464,109
Held for investment:
United States Government sponsored agencies	$924,015	$926,522	$2,568,274	$2,585,080
Corporate security - financials	76,009	61,839	75,932	59,342
	$1,000,024	$988,361	$2,644,206	$2,644,422

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Mortgage Loans on Commercial Real Estate

	June 30, 2012		December 31, 2011
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$700,554	25.3%	$719,231	25.2%
Middle Atlantic	161,976	5.9%	169,240	5.9%
Mountain	406,787	14.6%	411,054	14.4%
New England	32,463	1.2%	36,815	1.3%
Pacific	321,860	11.6%	309,693	10.8%
South Atlantic	500,536	18.1%	493,764	17.3%
West North Central	423,036	15.3%	487,693	17.1%
West South Central	221,526	8.0%	228,521	8.0%
	$2,768,738	100.0%	$2,856,011	100.0%

Property type distribution
Office	$703,802	25.4%	$777,343	27.2%
Medical Office	153,021	5.5%	175,580	6.1%
Retail	657,615	23.7%	635,916	22.3%
Industrial/Warehouse	718,964	26.0%	710,426	24.9%
Hotel	112,906	4.1%	139,193	4.9%
Apartment	190,348	6.9%	187,548	6.6%
Mixed use/other	232,082	8.4%	230,005	8.0%
	$2,768,738	100.0%	$2,856,011	100.0%

	June 30, 2012	December 31, 2011
	(Dollars in thousands)
Credit Exposure - By Payment Activity
Performing	$2,662,205	$2,743,068
In workout	71,008	67,425
Delinquent	7,244	6,595
Collateral dependent	28,281	38,923
	2,768,738	2,856,011
Specific loan loss allowance	(25,445)	(23,664)
General loan loss allowance	(11,200)	(9,300)
	$2,732,093	$2,823,047

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00

2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00
Third Quarter	$13.22	$8.01	$8.75	$0.00
Fourth Quarter	$11.82	$8.05	$10.40	$0.12

2010
First Quarter	$10.99	$6.65	$10.65	$0.00
Second Quarter	$11.64	$8.53	$10.32	$0.00
Third Quarter	$11.19	$9.19	$10.24	$0.00
Fourth Quarter	$13.01	$10.11	$12.55	$0.10
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2012

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com

Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com

Erik Bass
J.P. Morgan
(212) 622-2295
erik.bass@jpmorgan.com